Exhibit 24.1



                               Powers of Attorney

                                POWER OF ATTORNEY

               The person whose signature  appears below hereby  constitutes and appoints Robert Rosenkranz his true and lawful attorney-in-fact and agent, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-8 and all amendments and post-effective amendments to this
Registration Statement on Form S-8 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

               In Witness Whereof, the undersigned has hereunto set his hand this 6th day of August, 1997.



                                           /S/ EDWARD A. FOX
                                           ----------------------------
                                               Edward A. Fox

                                POWER OF ATTORNEY


               The person whose signature  appears below hereby  constitutes and appoints Robert Rosenkranz his true and lawful attorney-in-fact and agent, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-8 and all amendments and post-effective amendments to this
Registration Statement on Form S-8 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

               In Witness Whereof, the undersigned has hereunto set his hand this 6th day of August, 1997.



                                           /S/ CHARLES P. O'BRIEN
                                           ----------------------------
                                               Charles P. O'Brien

                                POWER OF ATTORNEY


               The person whose signature  appears below hereby  constitutes and appoints Robert Rosenkranz his true and lawful attorney-in-fact and agent, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-8 and all amendments and post-effective amendments to this
Registration Statement on Form S-8 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

               In Witness Whereof, the undersigned has hereunto set his hand this 6th day of August, 1997.



                                           /S/ LEWIS S. RANIERI
                                           ----------------------------
                                               Lewis R. Ranieri

                                POWER OF ATTORNEY


               The person whose signature  appears below hereby  constitutes and appoints Robert Rosenkranz his true and lawful attorney-in-fact and agent, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-8 and all amendments and post-effective amendments to this
Registration Statement on Form S-8 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

               In Witness Whereof, the undersigned has hereunto set his hand this 6th day of August, 1997.



                                           /S/ THOMAS L. RHODES
                                           ----------------------------
                                               Thomas L. Rhodes

                                POWER OF ATTORNEY


               The person whose signature  appears below hereby  constitutes and appoints Robert Rosenkranz his true and lawful attorney-in-fact and agent, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-8 and all amendments and post-effective amendments to this
Registration Statement on Form S-8 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

               In Witness Whereof, the undersigned has hereunto set his hand this 6th day of August, 1997.



                                           /S/ ROBERT M. SMITH, JR.
                                           ----------------------------
                                               Robert M. Smith, Jr.

                                POWER OF ATTORNEY


               The person whose signature  appears below hereby  constitutes and appoints Robert Rosenkranz his true and lawful attorney-in-fact and agent, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-8 and all amendments and post-effective amendments to this
Registration Statement on Form S-8 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

               In Witness Whereof, the undersigned has hereunto set his hand this 6th day of August, 1997.



                                           /S/ THOMAS A. SULLIVAN
                                           ----------------------------
                                               Thomas A. Sullivan

                                POWER OF ATTORNEY


               The person whose signature  appears below hereby  constitutes and appoints Robert Rosenkranz his true and lawful attorney-in-fact and agent, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-8 and all amendments and post-effective amendments to this
Registration Statement on Form S-8 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

               In Witness Whereof, the undersigned has hereunto set his hand this 6th day of August, 1997.



                                           /S/ B.K. WARNER
                                           ----------------------------
                                               B.K. Warner